UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2014

VANTAGESOUTH BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-36009	45-2915089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300

Raleigh, North Carolina 27612

(Address of principal executive offices, including zip code)

(919) 659-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Execution of Merger Agreement Among Yadkin Financial Corporation, Piedmont Community Bank Holdings, Inc. and the Company

On January 27, 2014, VantageSouth Bancshares, Inc. (the “Company”), Yadkin Financial Corporation (“Yadkin”) and Piedmont Community Bank Holdings, Inc. (“Piedmont”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, the Company will, on the terms and subject to the conditions set forth in the Merger Agreement, merge with and into Yadkin, with Yadkin as the surviving corporation in the merger (the “Merger”). Immediately following the effective time of the Merger (the “Effective Time”), VantageSouth Bank, a wholly-owned subsidiary of the Company, will merge with and into Yadkin Bank, with Yadkin Bank surviving, as a wholly-owned subsidiary of Yadkin. In addition to the foregoing mergers, Piedmont, a Delaware bank holding company and holder of a controlling interest in the Company, will, on the terms and subject to the conditions set forth in the Merger Agreement, merge with and into Yadkin, so that Yadkin is the surviving corporation. The Company and Yadkin anticipate that the Merger will close late in the second quarter of 2014, subject to customary closing conditions, including regulatory approval and approval by the Company’s, Yadkin’s and Piedmont’s stockholders.

At the Effective Time, each share of Common Stock of the Company issued and outstanding immediately before the Effective Time, except for shares of Common Stock of the Company owned by the Company, Yadkin or Piedmont (other than certain trust account shares), will be converted into the right to receive 0.3125 shares of Yadkin’s voting common stock, par value $1.00 per share (the “Yadkin Common Stock”). Subject to the terms of the Merger Agreement, shares of Piedmont’s common stock, par value $0.01 per share (the “Piedmont Common Stock”), will be converted into the right to receive (i) 6.28597 shares of Yadkin Common Stock; (ii) cash per share in an amount to be determined based upon the pro rata value of Piedmont’s deferred tax asset and cash held by Piedmont on the closing date of the Merger; and (iii) a right to receive a pro rata share of the “Contingent Shares” (as defined in the Merger Agreement). The Merger Agreement provides that certain shares of Yadkin Common Stock are to be deposited into an irrevocable “Rabbi Trust” to be established by Yadkin to make payments due under the Piedmont Phantom Equity Plan that is to be assumed by Yadkin pursuant to the terms of the Merger Agreement. Further, Yadkin shall assume any options or stock based awards of the Company or replace such options or stock based awards with substantially identical awards under any Yadkin stock plans.

The Merger Agreement requires both the Company and Yadkin to call meetings of their respective stockholders for the purpose of obtaining the requisite stockholder approval required in connection with the Merger.

Each party’s obligation to effect the Merger is subject to the satisfaction or waiver by the Company, at or before the Effective Time, of certain conditions, including, but not limited to (i) each party having received the required shareholder approvals; (ii) the listing of Yadkin’s common stock on the New York Stock Exchange; (iii) the redemption of the Company’s Series A and Series B preferred stock currently held by the U.S. Department of the Treasury pursuant to its TARP Capital Purchase Program; (iv) the receipt of all necessary regulatory approvals; and (v) other customary conditions. The Merger Agreement includes customary representations, warranties and covenants of the Company, Yadkin and Piedmont.

The Merger Agreement may be terminated in certain circumstances, including but not limited to the failure to receive necessary shareholder approvals, by mutual consent of the parties, if the Mergers do not occur on or before December 31, 2014, and for other customary reasons. Pursuant to the terms of the Merger Agreement, the Company or Yadkin may be required to pay the other certain termination fees in certain instances customary for transactions of this type.

From the date of the Merger Agreement to the Effective Time, the Company, Yadkin and Piedmont have agreed to, among other things, conduct their businesses in the ordinary course in all material respects and use reasonable best efforts to maintain and preserve intact their business organization and advantageous business relationships and retain the services of their key officers and key employees. Both the Company and Yadkin have also agreed not to solicit or initiate discussions with third parties regarding other proposals of acquisition, as more fully described in the Merger Agreement. As soon as practicable following the Merger, Yadkin intends to reincorporate under the corporate laws of Delaware. The Company also agrees that as of the date of the Merger Agreement it shall have commitments from certain purchasers to purchase approximately $47 million of the Company’s capital stock.

In addition, following the closing of the Merger, the Merger Agreement provides that the combined company will be headquartered in Raleigh at the Company’s headquarters and the location of the surviving bank shall be in Statesville, North Carolina. The board of directors of the combined company shall be comprised of 14 directors with seven chosen from each of the board of directors of the Company and Yadkin.

The Merger Agreement provides that at the Effective Time the officers of the combined company shall be: (i) Joseph H. Towell (the President and Chief Executive Officer of Yadkin) shall be the Executive Chairman; (ii) Scott M. Custer (the President and Chief Executive Officer of the Company) shall be the President and Chief Executive Officer; (iii) Terry S. Earley (the Executive Vice President and Chief Financial Officer of the Company) shall be the Chief Financial Officer; (iv) Wm. Mark DeMarcus (the Chief Operating Officer of Yadkin) shall be the Chief Operating Officer; (v) Steven W. Jones (the President of VantageSouth Bank) shall be the Chief Banking Officer; and (vi) Edwin H. Shuford (the Chief Credit Officer of Yadkin) shall be the Chief Credit Officer. The Merger Agreement provides that each such officer shall have entered into employment agreements with Yadkin and Yadkin Bank, as the surviving corporations, which are contingent upon the occurrence of the Merger.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or conditions of the Company, Yadkin or Piedmont or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures by the Company.

Additional Information

In connection with the proposed merger, Yadkin will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Joint Proxy Statement of the Company and Yadkin, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. A free copy of the Joint Proxy Statement, as well as other filings containing information about the Company and Yadkin, may be obtained after its filing at the SEC’s Internet site (www.sec.gov). In addition, free copies of documents filed by the Company with the SEC may be obtained on the Company’s website at www.vantagesouth.com. Free copies of documents filed by Yadkin with the SEC may be obtained on Yadkin’s website www.YadkinBank.com.

The Company and Yadkin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Yadkin’s stockholders in connection with this transaction. Information about the directors and executive officers of the Company and Yadkin and information about other persons who may be deemed participants in this solicitation will be included in the Joint Proxy Statement. Information about the Company’s executive officers and directors can be found in the Company’s definitive proxy statement in connection with this 2013 Annual Meeting of Stockholders filed with the SEC on April 23, 2013. Information about Yadkin’s executive officers and directors can be found in Yadkin’s definitive proxy statement in connection with its 2013 Annual Meeting of Shareholders filed with the SEC on April 4, 2013. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Securities Purchase Agreement

On January 24, 2014, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with approximately 29 accredited investors, including certain directors of the Company (the “Investors”). Pursuant to the Purchase Agreement, the Investors agreed to purchase an aggregate of 9,197,475 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a price of $5.10, however, the directors of the Company purchasing shares of the Company’s common stock agreed to pay a price of $5.14 per share, which represents the closing price per share of the Common Stock on January 24, 2014. The purchase of the Common Stock is part of a private placement, which is expected to total in the aggregate approximately $47 million (the “Private Placement”). Following the closing of the Private Placement, Wellington Management Company, LLP (“Wellington”) will be deemed to beneficially own approximately 7.4% of the Common Stock as a result of the participation in the Private Placement by several institutional investors advised by Wellington.

The Private Placement is expected to close on or about January 31, 2014, subject to satisfaction of customary closing conditions. The Company intends to use the proceeds from the Private Placement to redeem all outstanding shares of its preferred stock held by the United States Department of the Treasury (“Treasury”), to repurchase the warrants to purchase 1,348,398.2 shares of the Company’s common stock from Treasury and for general corporate purposes.

The Purchase Agreement contains representations and warranties and covenants of the Company and the Investors that are customary in private placement transactions. The provisions of the Purchase Agreement also include an agreement by the Company to indemnify each Investor against certain liabilities. In addition, each Investor who, together with its affiliates, holds at least 5% of the Company’s outstanding Common Stock has been afforded preemptive rights to purchase shares of Common Stock, or securities convertible into Common Stock, in certain qualified offerings for a period of two years following the closing of the Private Placement.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Pursuant to the terms of the Purchase Agreement, the Investors also entered into a Registration Rights Agreement with the Company that is effective only if the Merger Agreement is terminated. Under the Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission (the “SEC”), within 30 days following the termination (if any) of the Merger Agreement (the “Filing Deadline”), a registration statement covering the resale of the Common Stock to be issued pursuant to the Purchase Agreement. The Company will be required to make certain payments as liquidated damages under the Registration Rights Agreement to holders of the Common Stock in certain circumstances if the registration statement is not (i) filed with the SEC within specific time periods, (ii) declared effective by the SEC within specified time periods or (iii) available (with certain limited exceptions) after having been declared effective. The provisions of the Registration Rights Agreement also include an agreement by the Company to indemnify each Investor against certain liabilities.

The foregoing summary of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Important Information

The investments discussed above involve the sale of securities in private transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be subject to the resale restrictions under the Securities Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This document and the information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the Private Placement set forth under Item 1.01 is incorporated by reference into this Item 3.02. The expected issuance of the Common Stock pursuant to the Private Placement is expected to be a private placement to “accredited investors” (as the term is defined under Rule 501 of Regulation D) and exempt from registration under the Securities Act, in reliance upon Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D, as a transaction by an issuer not involving a public offering.

Forward-looking Statements

This Current Report on Form 8-K (this “Report”) contains forward-looking statements relating to the financial condition and business of the Company and its subsidiary VantageSouth Bank. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of the Company, and the information available to management at the time that this Report was prepared. Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements, include, among others, the following that may diminish the expected benefits of the completion of the Private Placement or the Merger: (i) the ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by the Company’s and Yadkin’s stockholders, on the expected terms and schedule; (ii) general economic or business conditions in the markets served by VantageSouth Bank and Yadkin Bank; (iii) greater than expected costs or difficulties related to the integration of the Company and Yadkin; (iv) unexpected deposit attrition, customer loss or revenue loss following the Merger; (v) the failure to retain or hire key personnel; and (vi) the ability to meet closing conditions under the Purchase Agreement. Additional factors affecting the Company and VantageSouth Bank are discussed in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. You may review the Company’s SEC filings at www.sec.gov. The Company does not undertake a duty to update any forward-looking statements made in this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger By and Among Yadkin Financial Corporation, VantageSouth Bancshares, Inc. and Piedmont Community Bank Holdings, Inc. dated as of January 27, 2014. The Merger Agreement contains a listing and references identifying the contents of all omitted disclosure schedules and the Company hereby agrees to furnish supplementally a copy of any omitted disclosure schedule to the Securities and Exchange Commission upon request.

10.1	Securities Purchase Agreement dated January 24, 2014.

10.2	Registration Rights Agreement dated January 24, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2014	VANTAGESOUTH BANCSHARES, INC.

	By:	/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger By and Among Yadkin Financial Corporation, VantageSouth Bancshares, Inc. and Piedmont Community Bank Holdings, Inc. dated as of January 27, 2014. The Merger Agreement contains a listing and references identifying the contents of all omitted disclosure schedules and the Company hereby agrees to furnish supplementally a copy of any omitted disclosure schedule to the Securities and Exchange Commission upon request.

10.1	Securities Purchase Agreement dated January 24, 2014

10.2	Registration Rights Agreement dated January 24, 2014

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